UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

140 New Montgomery Street, 9th Floor
San Francisco, CA 94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on September 2, 2019, James Miln became the Interim Chief Financial Officer, principal financial officer and principal accounting officer of Yelp Inc. (the “Company”). On September 11, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved a $100,000 cash retention bonus for Mr. Miln, which will be paid to him on June 1, 2020 if Mr. Miln is still serving as an employee of Yelp as of such date. The Committee also granted to Mr. Miln 14,688 restricted stock units, which will vest in equal quarterly installments over two years measured from August 20, 2019.

Mr. Miln, age 45, previously served as the Company’s Vice President, Financial Planning and Analysis, where he led financial planning and analysis, including directing the Company’s budgeting, forecasting and financial and operational planning activities, since February 2019. Prior to joining Yelp, Mr. Miln served as Senior Director, Investor Relations at eBay Inc from August 2017 to January 2019, where he performed investor outreach alongside senior management. From May 2011 to July 2017, Mr. Miln held various positions at Yahoo Inc., including Senior Finance Director, Global Product Group (May 2011 to May 2012), where he drove portfolio decision-making across product investments; Senior Finance Director, Global Revenue Planning, Reporting & Analysis (June 2012 to June 2014), where he led a team of more than 30 people to provide revenue planning and analysis across multiple business unit lines; and Senior Director, Investor Relations (July 2014 to July 2017, serving as department head from October 2016 to July 2017), where he performed investor outreach alongside senior management and managed portions of the company’s quarterly earnings process. Mr. Miln is a Chartered Management Accountant (ACMA, CGMA), holds the Investor Relations Charter (IRC) and earned a B.A. in Classics from Cambridge University, England.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2019	YELP INC.

	By:	/s/ Laurence Wilson
Laurence Wilson
Chief Administrative Officer, General Counsel and
Secretary